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                                                                    Exhibit 23.7


                             ACCOUNTANTS' CONSENT

The Board of Directors of
American General Hospitality Corporation:

         We consent to the incorporation by reference in the Registration Statement on Form S-4 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, of American General Hospitality Corporation of our reports incorporated herein by reference and the reference to our firm under the heading "Experts" in the Registration Statement.


Washington, D.C.                             /s/ KPMG Peat Marwick LLP
July 29, 1998